TGA-2 7/09
P1, P2, P4

SUPPLEMENT DATED JULY 22, 2009

TO THE PROSPECTUS
DATED MAY 1, 2009

AS PREVIOUSLY AMENDED

OF TEMPLETON GLOBAL ASSET ALLOCATION FUND

(A series of Franklin Templeton Variable Insurance

Products Trust)

The prospectus is amended to add the following:

On July 9, 2009, the Board of Trustees (the “Board”) of Franklin Templeton Variable Insurance Products Trust (the “Trust”) approved a proposal to liquidate the Templeton Global Asset Allocation Fund (the “Fund”) on or after April 23, 2010 (the “liquidation”). The liquidation may be delayed if unforeseen circumstances arise.

The Board approved the liquidation in the ordinary course of business after considering a number of factors including the Fund’s significant decline in assets over the last decade as well as limited future opportunities for asset growth.

Contract owners should refer to documents provided by their insurance companies concerning the effect of the liquidation and any steps they may need to take. In addition, in considering new purchases or transfers, contract owners may want to refer to their contract and Trust prospectuses or consult with their investment representatives to consider other investment options.

Please keep this supplement for future reference.